UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported) November 30, 2008

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21001 Van Born Road, Taylor, Michigan	48180

(Address of Principal Executive Offices)	(Zip Code)
(313) 274-7400

Registrant’s telephone number, including area code
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Effective as of November 30, 2008, John R. Leekley, 65, will step down as Senior Vice President — General Counsel and Assistant Secretary of Masco Corporation in connection with his retirement from the Company. Following his retirement, the Company has an arrangement with Mr. Leekley to provide consulting services during 2009, not to exceed the equivalent of twenty percent of full time employment. Mr. Leekley will earn $200,000 for such services.
     Effective as of November 30, 2008, Eugene A. Gargaro, Jr., 66, will step down as Vice President and Secretary of Masco Corporation in connection with his retirement from the Company.
     Effective as of December 1, 2008, William T. Anderson, 61, was elected as Vice President — Controller of Masco Corporation, and has been designated as the Company’s principal accounting officer.
     Mr. Anderson has been employed in a managerial capacity with the Company since April 2000.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION
By:	/s/ John G. Sznewajs
	Name:	John G. Sznewajs
	Title:	Vice President, Treasurer and Chief Financial Officer

December 1, 2008